UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2020

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1700, 370 - 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Stockholders (the “Annual Meeting) held on April 29, 2020, the following matters, as disclosed in the Corporation’s Proxy Statement dated March 6, 2020 (the “Proxy Statement”), were submitted to a vote of holders of common stock.

1.	Advisory Vote to Approve Compensation of Named Executive Officers

The stockholders approved, on a non-binding advisory basis, the compensation of the Corporation’s named executive officers, as disclosed in the Proxy Statement, as set forth below:

Votes For	Percent	Votes Against	Percent
154,683,397	88.95%	19,205,324	11.04%

2.	Election of Directors

Each nominee listed in the Proxy Statement was elected as a Director of the Corporation. The results of the vote by ballot were as follows:

Name of Nominee	Votes For	Percent	Votes Against	Percent
Peter A. Dea	161,015,193	92.61%	12,834,387	7.38%
Fred J. Fowler	164,732,258	94.75%	9,112,701	5.24%
Howard J. Mayson	164,797,869	94.83%	8,967,989	5.16%
Lee A. McIntire	161,017,505	92.66%	12,742,562	7.33%
Margaret A. McKenzie	164,649,853	94.75%	9,115,476	5.24%
Steven W. Nance	166,275,351	95.63%	7,594,318	4.36%
Suzanne P. Nimocks	160,811,938	92.54%	12,958,340	7.45%
Thomas G. Ricks	156,443,194	89.97%	17,425,160	10.02%

Brian G. Shaw	166,318,885	95.71%	7,439,582	4.28%
Douglas J. Suttles	162,861,416	93.61%	11,111,079	6.38%
Bruce G. Waterman	165,689,347	95.35%	8,070,350	4.64%
Clayton H. Woitas	162,653,756	93.60%	11,118,266	6.39%

3.	Ratify PricewaterhouseCoopers LLP as Independent Auditors

Stockholders ratified PricewaterhouseCoopers LLP, Chartered Accountants, as the Corporation’s independent auditors, as set forth below:

Votes For	Percent	Votes Against	Percent
186,054,339	96.71%	6,318,911	3.28%

4.	Stockholder Proposal

The stockholder proposal, as disclosed in the Proxy Statement, was approved, as set forth below:

Votes For	Percent	Votes Against	Percent
97,670,799	56.41%	75,468,353	43.58%

ITEM 8.01	Other Events.

On April 30, 2020, the Corporation issued a news release announcing the voting results for the Annual Meeting. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	News Release dated April 30, 2020.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 99.1	News Release dated April 30, 2020.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 30, 2020

OVINTIV INC.
(Registrant)

By:	/s/ Dawna I. Gibb
Name:	Dawna I. Gibb
Title:	Assistant Corporate Secretary